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                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

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                                    FORM 8-K


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                                 CURRENT REPORT
                            Pursuant to Section 12(g)
                       of the Securities Exchange of 1934



                        Date of Report March 31, 1998


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                         Commission file number 33-27602

                            CROWN LABORATORIES, INC.
               Incorporated pursuant to the Laws of Delaware State


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        Internal Revenue Service - Employer Identification No. 75-2300995

                  6780 Caballo Street, Las Vegas, Nevada 89119
                                 (702) 696-9300


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Item 4. Change is Registrant's Certifying Account
            On March 31, 1998, the audit committee of the board of directors of Crown Laboratories, Inc., upon the recommendation of management of the Company, voted (I) to dismiss the Company's independent public accounts, Arthur
 Andersen LLP, and (II) engage BDO Seidman, LLP as the Company's independent public accountants for the year ended December 31, 1997.

            The reports issued by Arthur Andersen LLP on the Company's financial statements for the each of years ended December 31, 1996 and 1995 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report for the year ended December 31, 1995 was modified as regards the ability of the Company as to continue as a going-concern.

          For each of the Company's two most recent fiscal years and subsequent thereto, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles and practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreement in its report, nor were there any "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

          For each of the Company's two most recent fiscal years and subsequent thereto, the Company had not consulted with BDO Seidman, LLP on any matter concerning either (I) the application of accounting principles to a completed or proposed transaction, or (II) the type of audit opinion that might be rendered on the Company's financial statements.

Item 5.
          The Company has retained new accountants which are in the process of performing the 1997 audits. The Company anticipates completing this audit on or before the end of the prescribed time period under Rule 12b-125. Consequently, the Company is submitting Form 12b-25 for an extension of time to file its 10-KSB with the Securities and Exchange Commission.

Item 7. Financial Statements and Exhibits

        (b) Exhibits:

        16.1 Letter from Arthur Andersen dated March 30, 1998.


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                                Arthur Andersen


March 30, 1998                                      1345 Avenue of the Americas
                                                    New York, NY 10105-0032
                                                    Writer's Direct Dial






Mr. Craig Nash
Chief Executive Officer
Crown Laboratories, Inc.
6780 Caballo Street
Las Vegas, Nevada 89119


Dear Mr.Nash:

This is to confirm that the client-auditor relationship between Crown Laboratories,Inc. (Commission File No. 0-16235) and Arthur Andersen LLP has ceased.

Very truly yours,

\s\ ARTHUR ANDERSEN LLP
    ARTHUR ANDERSEN LLP



cc: SEC Office of the Cheif Executive




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Pursuant to the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             Crown Laboratories, Inc.
                                             (Registrant)
                                             \s\ Calvin T. Mathews
                                                 Calvin T. Mathews

March 31, 1998